NORWEST AUTO TRUST
                                      96-A
                              Servicer Certificate


Distribution Date:                                    5/15/97
Collection Period:                           4/1/97 - 4/30/97
Deposit Date:                                         5/14/97
Determination Date:                                   5/13/97
Transfer Date:                                        5/15/97

This Certificate is delivered pursuant to Section 4.9 of the Sale and Servicing Agreement, dated as of November 13, 1996, among Norwest Auto Trust 1996-A as Issuer, Norwest Auto Receivables Corporation, as Seller, and Norwest Bank Minnesota, N.A. as Servicer.

Norwest Bank Minnesota, N.A. as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Collection Period set forth above.



I. Collection Account Summary

           A.  Available Funds:
               Available Interest                                                        6,672,958.49
               Available Principal                                                      44,014,276.12
               Reserve Account Transfer Amount                                                   0.00
               Certificate Interest Shortfall Amount                                             0.00
                                                                                ---------------------

             Total Available Funds                                                      50,687,234.61
                                                                                =====================

           B.  Amounts Payable on Distribution Date:
               Reimbursement of prior Servicer Advances                                          0.00
               Basic Servicing Fee                                                         700,881.84
               Noteholders' Interest Distributable Amount                                3,910,958.28
               Noteholders' Principal Distributable Amount                              44,284,271.25
               Certificateholders' Interest Distributable Amount                           181,681.78
               Certificateholders' Principal Distributable Amount                                0.00
               Deposits to Reserve Fund                                                  1,609,441.46
                                                                                ---------------------

             Total Amounts Payable on Distribution Date                                 50,687,234.61
                                                                                =====================


II. Collected Funds

             Available Interest
                Interest Collections                                                     6,672,958.49
               Advances made by Servicer less outstanding
                 advances reimbursed                                                             0.00
                                                                                ---------------------
                                                                                         6,672,958.49

             Available Principal
               Scheduled Principal                                                      23,600,493.79
               Prepaid Principal                                                        20,308,709.81
               Net Liquidation Proceeds                                                          0.00
               Repurchase Amount allocable to principal                                    105,072.52
               Forced Placed Insurance Advances                                                  0.00
                                                                                ---------------------
                                                                                        44,014,276.12
                                                                                ---------------------
             Total Collected Funds                                                      50,687,234.61
                                                                                =====================


III.  Liquidation Proceeds
               Gross amount received with respect to liquidated
                  Receivables before becoming Defaulted Receivable                               0.00

               less: the related out of pocket expenses paid by or on
               behalf of the Servicer to third parties in connections with
               liquidation                                                                       0.00
                                                                                ---------------------

             Net Liquidation Proceeds                                                            0.00
                                                                                =====================


III. Calculation of Advances

             Current Month Servicer Advance                                                      0.00
             Reimbursement of Prior Month's Servicer Advance                                     0.00
                                                                                ---------------------

             Net Servicer Advance                                                                0.00
                                                                                =====================





IV. Calculation of Principal Distribution Amount

             Available Principal                                                        44,014,276.12
             Charged Off Balances                                                          269,995.13
                                                                                ---------------------

             Total Principal Distribution Amount                                        44,284,271.25
                                                                                =====================


V. Calculation of Servicing Fees
             Pool Balance as of the first day of the
                    Collection Period                                                  841,058,209.59

             Servicing Fee Rate                                                                   .0008333
                                                                                ---------------------

             Servicing Fee                                                                 700,881.84
                                                                                =====================


VI. Purchases

             Receivables purchased during Collection Period

             Loan Number                  Receivable Balance
             -----------                  ------------------
                    3088702074                    4,459.20
                    8803500330                      913.11
                    8803500501                    3,756.87
                    8854700135                   12,622.71
                    8855202070                    5,253.53
                    8855202741                   11,285.78
                    8855203373                    7,375.23
                    2000335686                      859.23
                    8854400854                   15,432.51
                    8855206682                      665.20
                    8854800482                    5,469.81
                    8897800585                    6,427.67
                    8855202313                    2,979.87
                    8855700351                    1,625.85
                    3970468003                    2,323.78
                    1700330697                    5,189.65
                    2000251087                      317.38
                    2000374095                    8,052.30
                    1700233862                    3,177.89
                    1800164753                    6,884.95
                                            --------------

                                                105,072.52
                                            ==============

VII. Additional Receivables Information

             Beginning Pool Balance                                                                            841,058,209.59
             Ending Pool Balance                                                                               796,773,938.34

             Beginning Number of Receivables                                                                       104,907
             Number of Receivable Payoffs/Defaulted Receivables/Repurchases                                          3,142
             Ending Number of Receivables                                                                          101,765

             Initial Weighted Average of Remaining Term                                                                 42.77
             Current Weighted Average of Remaining Term                                                                 37.99

             Initial Weighted Average Contract Rate                                                                      9.79%
             Current Weighted Average Contract Rate                                                                      9.79%

PERFORMANCE INFORMATION

VIII. Delinquency Ratio

             Principal Balance of Receivables 60 or more
             days delinquent                                                                                     5,172,426.31

             Pool Balance as of the end of the
              Collection Period                                                                                796,773,938.34

             Delinquency Ratio                                                                                           0.65%
                                                                                                        =====================


IX. Average Delinquency Ratio

             Delinquency Ratio - Current Collection Period                                       0.65%

             Delinquency Ratio - preceding Collection Period                                     0.56%

             Delinquency Ratio - second preceding Collection Period                              0.51%
                                                                                ---------------------

             Average Delinquency Ratio                                                           0.57%
                                                                                =====================


X. Aggregate Net Loss

             Principal charged off during Collection Period                                269,995.13

             less:  Recoveries of previously Defaulted Receivables
               received during Collection Period                                            56,551.53
                                                                                ---------------------

             Net Loss for Collection Period                                                213,443.60
                                                                                =====================


XI. Net Loss Ratio

             Aggregate Net Losses for Collection Period                                    213,443.60

             Average Pool Balance for Collection Period                                818,916,073.97

             Net Loss Ratio                                                                      0.03%
                                                                                =====================

XII. Average Net Loss Ratio

             Net Loss Ratio - current Collection Period                                          0.03%

             Net Loss Ratio - preceding Collection Period                                        0.00%

             Net Loss Ratio - second preceding Collection Period                                 0.01%
                                                                                ---------------------

             Average Net Loss Ratio                                                              0.01%
                                                                                =====================



CREDIT ENHANCEMENT INFORMATION

XIII. Reserve Fund Information

             Beginning Balance                                                         27,334,391.81
             Deposit to the Reserve Fund                                                1,609,441.46
             less:  Transfer to Collection Account                                              0.00
                    Release to Seller                                                   3,048,680.27
                                                                                --------------------

             Ending Balance                                                            25,895,153.00
                                                                                =====================

             Required Balance                                                          25,895,153.00
                                                                                =====================


             Certificate Interest Reserve Amount                                          545,045.33
                                                                                =====================


IN WITNESS WHEREOF, the undersigned has caused this report to be executed by its duly authorized officer as of the 9th day of May 1997.


                          NORWEST BANK MINNESOTA, N.A.
                                   as Servicer

                          By:  Marianna C. Stershic
                        Name:  Marianna C. Stershic
                       Title:  Corporate Trust Officer